PLAN INVESTMENT FUND, INC.

SUPPLEMENT DATED MARCH 1, 2012

TO THE PROSPECTUS

AND

THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2011

On the cover page of the Prospectus, the language below the date and above the legend relating to the Securities and Exchange Commission is deleted and replaced with the following:

Plan Investment Fund is a mutual fund, which is open only to members and licensees of the Blue Cross and Blue Shield Association and certain related organizations. The Fund offers Participation Certificates in several separate investment portfolios, including the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio, neither of which is a money market fund. This prospectus relates to the following portfolios of the Fund:

•

The Government/REPO Portfolio (PIFXX) — a money market fund which seeks a high level of current income by investing in U.S. Government obligations and repurchase agreements relating to such obligations.

•

The Money Market Portfolio (PIMXX) — a money market fund which seeks a high level of current income by investing in U.S. Government obligations and repurchase agreements relating to such obligations, and bank and commercial obligations.

On page 17 of the Prospectus, the following language is added immediately following the caption: “SHAREHOLDER INFORMATION:”

Participation Certificates

The Participation Certificates are shares of stock of the Fund. Under the Articles of Incorporation of the Fund, its shares of stock are referred to as “Participation Certificates.” The Participation Certificates of the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio initially will be issued at a price of $10.00 per Participation Certificate, and will be entitled to ten votes per Participation Certificate. The Participation Certificates of the Government/REPO Portfolio and the Money Market Portfolio, which are money market funds, seek to maintain a net asset value of $1.00 per Participation Certificate, and are entitled to one vote per Participation Certificate.

On page B-1 of the Statement of Additional Information, the third sentence of the paragraph under the caption “General Information” is deleted and replaced with the following:

The Fund consists of four portfolios: the Government/REPO Portfolio, the Money Market Portfolio, the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio. This Statement of Additional Information, and unless otherwise indicated, statements herein concerning the Portfolios or the Fund, relate to the Government/REPO Portfolio and the Money Market Portfolio of the Fund.

On page B-5 of the Statement of Additional Information, the following language is added after the third paragraph under the caption “Disclosure of Portfolio Information.”

Ongoing Arrangements. The Fund has ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

•	The Fund’s Board of Trustees and, if necessary, Fund counsel

•	The Fund’s Custodian

•	The Fund’s Administrator and its parent company

•	The Fund’s independent registered public accounting firm

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to approval of the executive officers of the Fund and confidential treatment to prohibit the entity from sharing the information provided with unauthorized persons. The Fund, BlackRock Advisors, LLC (the investment advisor with respect to the Government/REPO Portfolio and the Money Market Portfolio), and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

Certain information concerning the Fund’s portfolio holdings will be made available on the Fund’s website at www.pif.com.

On page B-6 of the Statement of Additional Information, the second full paragraph is deleted.

On page B-17 of the Statement of Additional Information, the following language is added after the first full paragraph and immediately above the caption “Administrator.”

Effective March 1, 2012, the Bank of New York Mellon (“BNY Mellon Bank”) acts as custodian of the Fund’s assets, including the assets of each of the four Portfolios of the Fund. BNY Mellon Bank has its principal offices at One Wall Street, New York, NY 10286. For the services provided and expenses assumed by BNY Mellon Bank as custodian, BNY Mellon Bank is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

Annual Fee	Fund’s Average Annual Gross Assets
.009%	of the first $500 million
.008%	of amounts in excess of $500 million

with an annual minimum of $25,000 per Portfolio, excluding global fees, transaction charges and out-of-pocket expenses.

This Supplement should be retained with your Prospectus

for future reference.

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